UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

December 20, 2011

GOLDEN SPIRIT ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-26101	52-2132622
(State or other jurisdiction Incorporated)	(Commission File No.)	(I.R.S Employer Identification No.)

35 South Ocean Avenue, Patchogue, NY	11772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
888-488-6882

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5. 03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On August 26, 2011 the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shareholders entitled to vote on such matters approved a change of name from Golden Spirit Enterprises Ltd. to “Terralene Fuels Corporation”.  On August 29, 2011 a Certificate of Amendment to its Articles of Incorporation was filed with the State of Delaware changing the name to Terralene Fuels Corporation.

The Company’s CUSIP Number has changed from 38119N 10 7 to 88104B 10 5 and the name change did not involve any change in the issued or authorized capital of the Company. The trading symbol remains as “GSPT” and the Company began trading as Terralene Fuels Corporation on November 29, 2011.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.	Description

10.01	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Enterprises Ltd.

DATED: December 20, 2011	By:	/s/ Jaclyn Cruz
Jaclyn Cruz,
President

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